EX-99.906CERT

MFS SERIES TRUST XII

This Exhibit pertains only to the following series of the Registrant: MFS Lifetime Income Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2045 Fund, MFS Lifetime 2050 Fund, MFS Lifetime 2055 Fund, MFS Lifetime 2060 Fund, and MFS Lifetime 2065 Fund. Each remaining series of the Registrant will be certifying on a different date.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Kasey L. Phillips, certify that, to my knowledge:

1.The Form N-CSR (the “Report”) of MFS Series Trust XII (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 14, 2024

/S/ KASEY L. PHILLIPS

Kasey L. Phillips

Treasurer (Principal Financial Officer and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906CERT

MFS SERIES TRUST XII

This Exhibit pertains only to the following series of the Registrant: MFS Lifetime Income Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2045 Fund, MFS Lifetime 2050 Fund, MFS Lifetime 2055 Fund, MFS Lifetime 2060 Fund, and MFS Lifetime 2065 Fund. Each remaining series of the Registrant will be certifying on a different date.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, David L. DiLorenzo, certify that, to my knowledge:

1. The Form N-CSR (the “Report”) of MFS Series Trust XII (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 14, 2024

/S/ DAVID L. DILORENZO

David L. DiLorenzo

President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906CERT

MFS SERIES TRUST XII

This Exhibit pertains only to the following series of the Registrant: MFS Core Bond Fund. Each remaining series of the Registrant will be certifying on a different date.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Kasey L. Phillips, certify that, to my knowledge:

1.The Form N-CSR (the “Report”) of MFS Series Trust XII (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 20, 2024

/S/ KASEY L. PHILLIPS

Kasey L. Phillips

Treasurer (Principal Financial Officer and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906CERT

MFS SERIES TRUST XII

This Exhibit pertains only to the following series of the Registrant: MFS Core Bond Fund. Each remaining series of the Registrant will be certifying on a different date.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, David L. DiLorenzo, certify that, to my knowledge:

1.The Form N-CSR (the “Report”) of MFS Series Trust XII (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 20, 2024

/S/ DAVID L. DILORENZO

David L. DiLorenzo

President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.